INTERNAL REVENUE SERVICE                              DEPARTMENT OF THE TREASURY
DISTRICT DIRECTOR
450 GOLDEN GATE AVENUE, MS 7-4-01
SAN FRANCISCO, CA 94102-7406

                                        Employer Identification Number:
Date: NOV 14, 1996                          95-3815164
                                        File Folder Number:
                                            951015366
PCC GROUP, INC                          Person to Contact:
153 UNIVERSITY PARKWAY                      LINDA L HOH
POMONA, CA 91768                        Contact Telephone Number:
                                            (415) 522-6071
                                        Plan Name:
                                         PCC GROUP, INC
                                         EMPLOYEE STOCK OWNERSHIP PLAN
                                        Plan Number: 001


Dear Applicant:

     We considered the information you sent us and have determined that your termination of this plan does not adversely affect its qualification for federal tax purposes. Please note that this is not a determination regarding the effect of other federal or local statutes.

     The enclosed document explains the significance of this favorable determination letter, points out some features that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

     Even though you have terminated this plan, we would like to remind you of certain filing obligations. The related tax-exempt trust, custodial account, or other payers who are responsible for making payments may be required to file information returns on Form 1099R, with Form 1096, for amounts paid or made available to any individual or beneficiary.

     In addition, you must continue to file a Form 5500 series return annually until all plan assets are distributed. The last return required is the one filed for the year in which distribution is completed. Be sure to write "Final Return" across the top of this return.

     This determination applies to the proposed termination date of September 1, 1995.

     This determination also applies to the proposed amendments dated September 25, 1996.

     This plan satisfies the nondiscrimination in amount requirement of section 1.401(a) (4)-1(b)(2) of the regulations on the basis of a design-based safe harbor described in the regulations.

     This letter is issued under Rev. Proc. 93-39 and considers the amendments required by the Tax Reform Act of 1986 except as otherwise specified in this letter.

     This plan satisfies the nondiscriminatory current availability requirements of section 1.401(a) (4)-4(b) of the regulations with respect to those

                                                             Letter 1132 (DO/CG)

                                EXHIBIT 10.3.5
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                                      -2-

PCC GROUP, INC

benefits, rights, and features that are currently available to all employees in the plan's coverage group. For this purpose, the plan's coverage group consists of those employees treated as currently benefiting for purposes of demonstrating that the plan satisfies the minimum coverage requirements of section 410(b) of the Code.

     The information on the enclosed addendum is an integral part of this determination. Please be sure to read and keep it with this letter.

     We have sent a copy of this letter to your representative as indicated in the Power of Attorney.

     Please keep this letter in your permanent records. If you have any questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                                  Sincerely yours,


                                                  /s/ Steven A. Jensen
                                                  Steven A. Jensen
                                                  District Director

Enclosure(s):
Publication 794
Addendum

                                                             Letter 1132 (DO/CG)
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                                      -3-

PCC GROUP, INC

     This determination letter is applicable for the amendment(s) adopted on September 26, 1995.


                                                             Letter 1132 (DO/CG)